UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 9841 Washingtonian Blvd Gaithersburg, MD	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 891-8907

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Planet Green Holdings Corp. (the “Company,” “we,” “our,” “us” or “ours”) is unable to meet the filing deadline for the filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to COVID-19. The primary operations and businesses of the Company are conducted in Hubei province and Guangdong province in China. The Company temporally closed its offices and production facilities from February 2020 until April 2020, as required by relevant PRC regulatory authorities. In addition, some of the Company’s employees were in mandatory self-quarantine from January 2020 to April 2020.

As previously disclosed in the Current Report on Form 8-K filed on March 25, 2020, the Company expected delay in preparation of its consolidated financial statements for the year ended December 31, 2019 to be included in the Company’s Annual Report on Form 10-K (the “Annual Report”) due to COVID-19. The Company is also unable to extend existing functional department capacity required to file the Quarterly Report by May 15, 2020, the original filing deadline, without incurring unreasonable effort or expense. The limited capacity of accounting and finance personnel within the functional department was utilized to ensure the submission of the Annual Report during the week of May 11, 2020. As a result, the Company will be unable to complete the preparation of the Company’s consolidated financial statements for the period ended March 31, 2020 and the Quarterly Report until after May 15, 2020.

The Company is relying on SEC Release No. 34-88465 dated March 25, 2020 to delay the filing of the Quarterly Report and expects to file the Quarterly Report no later than June 29, 2020 (which is 45 days from the original filing deadline of May 15, 2020). The Company will work diligently to comply with such requirements.

Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the COVID-19 outbreak to economic conditions and the industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2020	PLANET GREEN HOLDINGS CORP.

	By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	Chief Executive Officer and Chairman